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                             FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549






                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported)
                          April 25, 2001



                 THE MAY DEPARTMENT STORES COMPANY
      (Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code:
                          (314) 342-6300




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Item 5.   Other Events.

     On April 25, 2001, Registrant filed its Annual Report on Form 10-K for the Fiscal Year ended February 3, 2001. Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operation" incorporated by reference the "Management's Discussion and Analysis" section of Registrant's 2000 Annual Report to Shareowners. In this section, Registrant reflected that its bonds are rated single-A-1 by Moody's Investors Service, Inc. and single-A-plus by Standard & Poor's Corporation and that its commercial paper is rated prime-1 by Moody's and single-A-1 by Standard & Poor's. In addition, May's bank credit agreement is rated at single-A-1 by Moody's. A security rating is not a recommendation to purchase, sell or hold securities inasmuch as it does not comment as to market price or suitability for a particular investor. Credit ratings may be subject to revision, suspension or withdrawal at any time by the assigning rating organization; and each rating should be evaluated independently of any other rating.

Based on information from Moody's Investors Service, Inc.:

          Bonds rated single-A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations:

          - Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future;

          - Moody's applies numerical modifiers, 1, 2 and 3 in its single-A rating. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the category.

         Issuers rated prime-1 have a superior ability for repayment of senior short-term debt obligations; repayment ability is often evidenced by many of the following characteristics:

          - Leading market positions in well-established industries;

          -    High rates of return on funds employed;


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          -    Conservative capitalization structure with moderate
               reliance on debt and ample asset protection;

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Based on information from Standard & Poor's Corporation:

          An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          - The rating may be modified by the addition of a plus or minus sign to show relative standing within the category.

          A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as Exhibits.


Exhibit No.    Exhibit

     28-1      Annual Report on Form 10-K for the
               Fiscal Year Ended February 3, 2001
               (incorporated herein by reference to
               the Registrant's Annual Report on Form
               10-K for the Fiscal Year Ended February 3,
               2001, File No. 1-79, previously
               filed on April 25, 2001.)




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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



     Dated:  April 25, 2001        By:    /s/ Richard A. Brickson
                                          Richard A. Brickson
                                          Secretary and Senior Counsel




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                        INDEX TO EXHIBITS



Exhibit No.    Exhibit

     28-1      Annual Report on Form 10-K for the
               Fiscal Year Ended February 3, 2001
               (incorporated herein by reference
               the Registrant's Annual Report on Form
               10-K for the Fiscal Year Ended February 3,
               2001, File No. 1-79, previously
               filed on April 25, 2001.)


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